SCUDDER HIGH INCOME PLUS FUND

Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

Under the Management Contract, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                    Scudder High Income Plus Fund
------------------------                    -----------------------------

$0 - $1 billion                                               0.50%
$1 billion - $2.5 billion                                     0.49%
$2.5 billion - $5 billion                                     0.48%
$5 billion - $10 billion                                      0.47%
Over $10 billion                                              0.46%





May 20, 2005